UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 25, 2022

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 25, 2022, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the “Company”), the shareholders of the Company approved the Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan (the “2022 Omnibus Plan”). A description of the material terms of the 2022 Omnibus Plan is set forth in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (the “Commission”) on April 15, 2022, as amended by an amendment to the Definitive Proxy Statement filed with the Commission on May 16, 2022 (the “Proxy Statement”), and is incorporated by reference herein. The description of the 2022 Omnibus Plan contained herein and in the Proxy Statement is qualified in its entirety by reference to the full text of the 2022 Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1
Fidelity National Information Services, Inc. 2022 Omnibus Incentive Plan (incorporated herein by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed on April 15, 2022, as amended by the filing of a revised definitive proxy statement on Schedule 14A (DEFR14A) on May 16, 2022)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 1, 2022	By:	/s/ Charles H. Keller
		Name:	Charles H. Keller
		Title:	Senior Vice President, Sr. Deputy General Counsel and Corporate Secretary